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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 27, 1998
                Date of Report (Date of earliest event reported)



                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                       00028230              59-3283783
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)             Number)        Identification Number)




                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           (Address of principal executive office, including zip code)

                                 (407) 363-7827
              (Registrant's telephone number, including area code)





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ITEM 5.   OTHER EVENTS

         On July 27, 1998, Planet Hollywood International, Inc. (the "Company") announced the appointment of William H. Baumhauer to the position of President and Chief Operating Officer of the Company. Mr. Baumhauer will be responsible for all company-wide operations, including ongoing operation of the Company's Planet Hollywood and Official All Star Cafe restaurant concepts as well as the introduction and growth of its emerging concepts. Robert Earl will continue as the Company's Chief Executive Officer. A copy of the Company's press release relating to Mr. Baumhauer's appointment is attached hereto as Exhibit 99.1, and is incorporated by reference.



ITEM 7.  EXHIBITS.

         99.1 Press Release by Planet Hollywood International Inc., dated July 27, 1998.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 1998                       PLANET HOLLYWOOD
                                          INTERNATIONAL, INC.


                                            /s/ Thomas Avallone
                                          -----------------------------------
                                          Name: Thomas Avallone
                                          Title: Executive Vice President and
                                                 Chief Financial Officer






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